EXHIBIT 10.24

SECOND AMENDMENT/ADDENDUM

TO OPTION AND JOINT VENTURE AGREEMENT

The Parties,

TRANSATLANTIC MINING COMPANY, a corporation existing under the laws of British Columbia, Canada (formerly Archean Star Resources Inc.) “TCO”

and

NORTHERN ADVENTURES,L.L.C., a limited liability company existing under the laws of the state of Idaho. “NALLC”

and

AMERICAN CORDILLERA MINING CORPORATION and AMCOR EXPLORATION INC. (AMCOR) a wholly owned subsidiary of AMERICAN CORDILLERA MINING CORPORATION. “AMCOR”

Agreement

February 5, 2013, the Parties entered into an “OPTION AND JOINT VENTURE AGREEMENT”.

First Amendment/Addendum

July 22, 2014, The Parties entered into a “MEMORANDUM OF UNDERSTANDING”

Second Amendment/Addendum

March 10, 2015, The Parties have entered into this “Second Amendment/Addendum

The Parties by mutual assent amend, modify and supplement the Agreement and prior Amendments/Addendums to the Agreement as follows.

Where applicable, this Amendment/Addendum supersedes any prior terms or conditions governing the same subject matter.

All prior agreed terms and conditions not Amended herein remain in full force and effect.

For an additional total consideration of 1.5 million (One-Million Five-Hundred Thousand) common shares in the capital stock of Transatlantic Mining Company and the total payment of $25,000 (twenty-five thousand)  to NALLC/ AMCOR, the parties agree to the following amendment:

“Parties”

All reference to Archean Star Resources “Archean Star” shall now be amended to Transatlantic Mining Company “TCO” formerly Archean Star Resources.

3.3

OPTION

(e) Initial Expenditure obligation of US$700,000 is deemed satisfied by all parties.

(f) TCO shall incur not less than an aggregate of US$700,000 of Expenditures between February 5, 2015-February 5, 2016.

(g) TCO shall incur not less than an aggregate of US$700,000 of Expenditures between February 5, 2016-February 5, 2017.

TCO shall tender additional consideration within 20 days of execution of this agreement to accounts and parties as directed by NALLC and AMCOR.  TCO shall also present an updated accounting of all expenditures incurred on the Monitor and Big Elk/Brushy Creek properties within 30 days.

As approved this 12th day of March, 2015:

Transatlantic Mining Company

/s/ Robert Tindall

__________________________________________

Authorized Signing Representative

date

Northern Adventures, LLC

/s/ Martin Clemets

__________________________________________

Authorized Signing Representative

date

American Cordillera Mining and AMCOR

/s/ Frank Blair

_________________________________________

Authorized Signing Representative

date

Second Amendment/Addendum to

Option and Joint Venture and Prior Amendments/Addendums thereto

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